UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

ENCORE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 877-9955

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
SIGNATURES
Press Release

Item 5. Other Events

     On April 29, 2004, Encore Acquisition Company, a Delaware corporation, (“Encore”) issued a press release announcing the appointment of Mr. Martin C. Bowen and Mr. John V. Genova to Encore’s Board of Directors. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

The exhibit listed below is being furnished pursuant to Item 5 of this Form 8-K:

     (c) Exhibits

99.1 Press Release dated April 29, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: April 30, 2004	By:	/s/ Robert C. Reeves
Robert C. Reeves
Vice President, Controller and Principal Accounting Officer